Exhibit 10.45

PATHMARK STORES, INC.
RETIREMENT INCENTIVE PROGRAM

PROGRAM OFFERING DECEMBER 9, 2005 TO JANUARY 23, 2006

PATHMARK STORES, INC.

RETIREMENT INCENTIVE PROGRAM

This booklet summarizes the key features of the Pathmark Stores, Inc. (the “Company” or “PSI”) Retirement Incentive Program (referred to as the “Program” throughout this booklet). It is intended to amend your PSI Pension Plan (the “Pension Plan”) Summary Plan Description, as well as your PSI Medical Plan and Prescription Plan Summary Plan Descriptions, and should be considered a part of those Summary Plan Descriptions.

If there are any differences between this booklet and the terms of the Pension Plan, Medical Plan, and Prescription Plan and their related documents, the terms of the specific plan and its related documents will govern.

PATHMARK STORES, INC.

RETIREMENT INCENTIVE PROGRAM

I.      PURPOSE

This Program is intended to help accomplish the restructuring of the Company through voluntary retirements.

II.      ELIGIBILITY

If you are an active (meaning not out on a Workers Compensation or any type of disability leave), full-time, non-union, non-store associate of Pathmark Stores, Inc., Plainbridge, Inc., or PTMK LLC on December 9, 2005, you may participate in the Retirement Incentive Program, provided you will:

•     be at least age 52 (age 55, if a Vice President) by December 31, 2005;
and
•     have at least 10 years of continuous Pension Plan non-union Vesting Service since your most recent date of hire.

Program participation is not available to any otherwise eligible associate who is terminated for violation of Company policy, is receiving severance payments, or is not actively at work on January 23, 2006. In addition, participation in the Program is not available to associates of any company other than Pathmark Stores, Inc., Plainbridge, Inc., or PTMK LLC. Associates of other subsidiaries of Pathmark Stores, Inc. are not eligible.

III.      PROGRAM DURATION

          The Program will be offered on a voluntary basis from December 9, 2005 to January 23, 2006. If you wish to participate in the Program, we must receive your executed Retirement Agreement, Release and Waiver Form (the “Release”), as well as the remaining enclosed forms by January 23, 2006. If you elect to participate in the Program, you must retire no later than February 1, 2006. However, the Company reserves the right to delay any eligible associate’s retirement for up to 90 days to accomplish business needs.

         You are advised to consult with an attorney to review the Program and the Release before executing any forms. You should also consult with a tax specialist before making decisions about how your Pension Plan benefits will be paid and the tax withholding on monthly annuity payments.

         Should you elect to participate in the Program, you have seven days after signing the Release to revoke your election (which would result in the forfeiture of all benefits under the Program). After this seven-day period, your election to retire under the Program is irrevocable. Therefore, you should carefully review the information in this booklet.

IV.      PROGRAM BENEFITS

         If you voluntarily elect to participate in the Program, your Pension Plan benefit will be enhanced in several respects:

•     Your monthly benefit will be enhanced by adding the better of 3 years to your age or 3 years to your Credited Service (maximum Credited Service is 30 years).
•     If you are under age 55 and satisfy the Rule of 70 (meaning your age and non-union Vesting Service when added together total at least 70), the reduction for early commencement will be 4% per year from age 65, instead of 4% from age 65 to age 55 and 6% thereafter. If you are under age 55, but don’t satisfy the Rule of 70, the reduction per year will be 4% from age 65 to age 55 and 6% thereafter (instead of 6% for all years).
•     You may elect to receive your entire enhanced Pension Plan benefit as a monthly annuity;

or

         you may elect that the portion attributable to your benefit enhancement (the portion of your benefit attributable to the addition of 3 years of age or 3 years of Credited Service) be paid in a lump sum, with the remainder paid as a monthly annuity;

or

         you may elect that 50% of your entire enhanced benefit be paid in a lump sum, with the remainder paid as a monthly annuity.

          If you are married, you will need the written, notarized consent of your spouse to elect any form of payment other than a joint and survivor annuity with your spouse as the beneficiary.

•     You will be entitled to a lump sum retirement bonus through the Pension Plan, ranging from 35% to 50% of your annual base pay rate as of December 1, 2005, depending on your length of continuous service since your most recent date of hire. This bonus may also be paid as a monthly annuity—provided you elect to have your entire enhanced benefit paid as a monthly annuity.
•     You may also opt to continue to participate in the active employee Medical and Prescription Plans through December 31, 2008 (or age 65, if earlier) on a contributory basis. You can then elect to extend this coverage for up to 18 months more by making COBRA (Consolidated Omnibus Budget Reconciliation Act) payments. However, continued participation in the active employee Medical and Prescription Plans (including COBRA continuation coverage) ends at age 65. (At age 65, a Medicare HMO program may be available.)

         Alternatively, you may elect a lump sum payment of $2,000 (payable from the Company vs. the Pension Plan) instead of continued medical and prescription coverage. Note: You cannot elect this opt-out lump sum if you had previously opted out of medical coverage.

         The details of these enhancements are discussed below.

•     AGE/CREDITED SERVICE ENHANCEMENT

        You will receive the greater of your benefit calculated by adding 3 years to your age or 3 years to your Credited Service as follows:

•     3 years would be added to your age to determine the early retirement reduction applied to your benefit;

or

•     3 years of Credited Service would be added to your actual Credited Service used to calculate your benefit. However, not more than 30 years of Credited Service would be taken into account.

         The benefit formula and early retirement reduction under the Pension Plan are as follows:

Benefit Formula

         The amount of your benefit payable at age 65 (or actual termination, if later) is equal to:

         (A) 40% of your Average Final Compensation (the highest 5 years of pensionable compensation out of the last 10 years)

minus

         (B) 50% of your Estimated Primary Social Security Benefit,

multiplied by

         (C) the following fraction:

your years of Credited Service (up to 30 years)
30

         However, your benefit payable at age 65 (or actual termination, if later) will not be less than the Minimum Benefit ($10.50 multiplied by your years of full-time Credited Service and/or $8.00 multiplied by your years of part-time Credited Service, with no more than 30 years of Credited Service taken into account).

         Early Retirement Reduction

         If you are (1) at least age 55 or (2) under age 55 but satisfy the Rule of 70 (meaning you have at least 10 years of non-union Vesting Service and the total of your age and years of Vesting Service equals at least 70), your monthly annuity benefit will be reduced by 4% for each year by which your benefit commencement date precedes age 65.

         If you are under age 55 and do not satisfy the Rule of 70, ordinarily your benefit would be reduced 6% per year for each year by which your benefit commencement date precedes age 65. However, if you retire under the Program, your benefit will be reduced by 4% per year from age 65 to age 55 and 6% for each year thereafter.

         For more detailed information about how benefits are calculated under the Pension Plan, see the Pension Plan Summary Plan Description.

•      PENSION PLAN BENEFIT PAYMENT OPTIONS

           The Pension Plan provides that payments be made in monthly benefit installments. The Program offers you the opportunity to elect, with spousal consent, to have:

•      the portion of your benefit attributable to your benefit enhancement (the increased amount payable due to the addition of 3 years of age or service as noted above) paid in a lump sum, with the remainder paid as a monthly annuity;

or

•     50% of your entire benefit paid in a lump sum, with the remainder paid as a monthly annuity.

         The lump sum is the single sum payment equal to the present value of your benefit enhancement or 50% of your entire benefit (as applicable) factoring in your age and certain actuarial assumptions. Once you receive a lump sum payment, no further payments from the Pension Plan, attributable to the monthly benefit the lump sum represents, are due you or your beneficiaries for any reason.

         Alternatively, you may elect to receive your entire enhanced benefit as a monthly annuity.

         If you elect either of the lump sum options, you must also elect to receive your lump sum retirement bonus (described below) in a lump sum.

•     LUMP SUM RETIREMENT BONUS

         Once you elect to retire under this Program, you will also be eligible for the following retirement bonus—based on your annual base pay rate as of December 1, 2005 and years of continuous service as shown below:

Full Years of Continuous Service	Percent of Annual Base Rate of Pay

10 but less than 15	35%

15 but less than 20	40%

20 but less than 25	45%

25 or more	50%

         Continuous service means the period of time (counted in years, months, and days) beginning with your most recent date of hire with the Company and ending on your retirement.

         As discussed above, the Pension Plan provides that payments be made as a monthly annuity. The Program offers you the opportunity to elect, with spousal consent, to receive your retirement bonus in a lump sum payment. Alternatively, you can elect to have it paid as a monthly annuity—provided you elect your entire enhanced benefit as a monthly annuity.

•     ENHANCED MEDICAL AND PRESCRIPTION PLAN COVERAGE

         You may also opt to continue to participate in the active employee Medical and Prescription Plans through December 31, 2008 (or age 65, if earlier) on a contributory basis. You can then elect to extend this coverage for up to 18 months more by making COBRA (Consolidated Omnibus Budget Reconciliation Act) payments. However, continued participation in the active employee Medical and Prescription Plans (including COBRA continuation coverage) ends at age 65. (At age 65, a Medicare HMO program may be available, depending on where you reside as a retiree.)

         Alternatively, you may elect a lump sum payment of $2,000 (payable from the Company vs. the Pension Plan) instead of continued medical and prescription coverage. See note on page 5.

V.     PAYMENT METHOD

To the extent permitted under Internal Revenue Service (IRS) rules, payments will be made from the Pension Plan by State Street Bank, the Pension Plan’s Trustee. The portion of your benefit paid as a monthly annuity will commence shortly after February 1, 2006. Each month thereafter, your monthly annuity payment will arrive on or about the first of the month. The portion, if any, of your benefit paid in a lump sum will be mailed to you shortly after February 1, 2006.

        The following only applies to highly compensated employees, as defined by the IRS (those who earned over $95,000 in 2005):

•     IRS rules impact the amount of benefits that can be paid from qualified pension plans such as the Pension Plan through maximum benefit and compensation limitations and certain discrimination rules.
•     If you are impacted, you will receive 2 Personalized Benefit Statements. One will reflect the qualified benefits paid from the Pension Plan. The other will state the non-qualified amounts paid by the Company.

        Any amounts that cannot be paid from the Pension Plan as a result of IRS rules will be paid by the Company in monthly installments only.

VI.     TAXES

        Payments from the Pension Plan

         All amounts paid from the Pension Plan are taxed as ordinary income subject to Federal, State, and local income taxes.

Lump sum payments from the Pension Plan may be rolled over to an IRA or another employer’s eligible retirement plan.

If you elect a lump sum payment and are under age 55 in the year you retire, the lump sum payment may be subject to a 10% excise tax in addition to ordinary income taxes, unless the lump sum payment is rolled over to an IRA or another employer’s plan. (Monthly benefit payments—including the retirement bonus if paid on a monthly basis—are not eligible for rollover, except in certain instances where the Social Security Level Income option is elected, and are not subject to the 10% excise tax).

         Payments from the Company

         As noted above, a portion of the Pension Plan benefit of certain higher paid employees may be paid by the Company rather than from the Pension Plan because of IRS limits. Any amounts paid from the Company are taxed as ordinary income subject to Federal, state, and local payroll taxes. Payments from the Company may not be rolled over to an IRA.

VII.     TAX WITHHOLDING

         Monthly Benefit Payments from the Pension Plan

         Federal law requires the Company to withhold taxes from your monthly benefit payments from the Pension Plan unless you instruct the Company not to make any withholding deductions.

         You may elect to have or not to have withholding apply to your monthly benefit payments by completing the enclosed Form W-4P. This election covers only monthly benefit payments and the tax withholding is calculated using the withholding tables for monthly payments.

         If you elect not to have withholding apply or if you do not have enough Federal income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

         You may make or revoke elections for withholding from your monthly benefit payments at any time by completing another Form W-4P. Any election or revocation will be effective on the first of the month following 30 days notice.

         Lump Sum Payments from the Pension Plan

         Federal law requires that any lump sum payment from the Pension Plan be either (a) rolled over directly from the Pension Plan to your IRA or another employer’s plan (if such plan accepts rollovers) or (b) paid directly to you with Federal income taxes withheld at a rate of 20%. Important information on this requirement is contained in the enclosed “Special Tax Notice Regarding Payments from the Pension Plan.” Please give us your decision on the enclosed “Payment Instructions for Lump Sum Retirement Bonus/Lump Sum Payment of A Portion of Your Enhanced Monthly Benefits” form.

         Payments from the Company

         Any amounts paid by the Company will be in monthly installments only, taxed as ordinary income (Federal, state, and local payroll taxes will be withheld), and may not be rolled over to an IRA.

VIII.      OTHER IMPORTANT INFORMATION

         Should you elect to retire under the Program, you will be entitled to additional benefits as described below. Please note that specific plan provisions are contained in the applicable plan document(s) and the following is meant only to highlight them. The plans may be changed, altered, or terminated at the discretion of the Company.

IX.      CONTINUED BENEFITS COVERAGE

         Medical and Prescription Coverages

         You can elect to continue to participate in the active employee Medical and Prescription Plans through December 31, 2008 (or until age 65, if earlier). The required contributions (expressed on a monthly basis) for this coverage will be:

Single	$110.00

Single + 1	$180.00

Family	$230.00

These contribution amounts will not change for the duration of the continuation period.

Alternatively, you may elect a lump sum payment of $2,000 (payable from the Company vs. the Pension Plan) instead of continued medical and prescription coverage. See note on page 5.

Following the completion of the continuation period, you can elect to extend your medical and prescription coverages for up to 18 months more by electing to make COBRA payments. This amounts to a maximum of almost 4½ years of continued medical and prescription coverage.

However, coverage under the Medical and Prescription Plans (including COBRA continuation coverage) cannot be continued after age 65. Also, your required contributions for COBRA coverage will be at the COBRA rates then in effect (rather than the above rates).

Coverage for your spouse under the Company’s Medical and Prescription Plans also cannot be continued past age 65. Coverage for any dependent children can be continued for as long as you continue to have coverage, provided they also continue to qualify as eligible dependents under the Plans. Of course, continued coverage for you, your spouse, and any eligible dependent children is subject to the timely payment of your required contributions.

While Pathmark medical and prescription coverage ceases once you and/or your spouse reach age 65, you and/or your spouse may have the opportunity to participate in a group sponsored Medicare HMO program offered by Aetna Inc.

The availability, pricing, and design of group sponsored Medicare HMO coverage depends on where you will reside as a retiree. Aetna will bill you on a quarterly basis for the Medicare HMO premium, which is subject to change on an annual basis.

A decision to decline group sponsored Medicare HMO coverage or to subsequently discontinue coverage is irrevocable. Should you (or in the event of your death, your spouse) fail to make the required quarterly contributions on a timely basis, group sponsored Medicare HMO coverage will be terminated and cannot be re-elected.

Once you become Medicare eligible you will also be entitled to elect prescription plan coverage under the new Medicare Part D program.

Other Coverages

        With the exception of Medical and Prescription Plan coverage noted above, all current, active benefit plan coverage will cease effective with your retirement.

        Dental, vision, and/or Health Care Spending Account coverages are available (provided you are currently participating) for up to 18 months under the Consolidated Omnibus Budget Reconciliation Act (COBRA). You and/or your family may elect to continue any or all of these coverages on a fully contributory basis (including a 2% administrative surcharge) as of your retirement—to assure uninterrupted coverage.

        Your COBRA package, describing your COBRA related options in detail, will be mailed to you by BCI, Pathmark’s COBRA Administrator.

X.      PSI SAVINGS PLAN

         If you retire, you will be entitled to receive a complete lump sum distribution of your vested Account balance under the Savings Plan. Distributions are generally made approximately 30 days following your retirement. However, if you are under age 70 and your vested Account balance exceeds $1,000, you have the right to defer your distribution until any later date up to age 70.

         Distributions are not processed for 30 days following retirement as reported on the payroll system to allow any remaining contribution activity to be reflected in your Account. Distribution is made in a lump sum and reflects the Account value on the payment Valuation Date.

         If you defer distribution of your Account, you can continue to direct the investment of your Account under the same rules applicable to active employees until your distribution is made.

        Federal law requires that the taxable portion of your distribution be either (a) rolled over directly from the Savings Plan to your IRA or another employer’s plan (if such plan accepts rollovers) or (b) paid directly to you with Federal income taxes withheld at a rate of 20%. The actual taxes due could be more or less than 20% depending on your personal tax situation. Further, if you receive a distribution of your Account Balance before age 55 and do not roll it over to an IRA you may incur a 10% excise tax on your distribution in addition to ordinary income tax. Important information on these requirements may be obtained by contacting Fidelity at 1-800-835-5095.

        Payment instructions for distributions can be made by also calling Fidelity at 1-800-835-5095.

       The Company reserves the right to at any time end any of the Plans or modify, suspend, amend or change, the provisions, terms and conditions of the Plans or related policies and procedures for retirees without notice or approval from anyone.

IF YOU WISH TO PARTICIPATE IN THE PROGRAM,
PLEASE FOLLOW THE INSTRUCTIONS ON PAGES 12 & 13

RETIREMENT INCENTIVE PROGRAM

SUMMARY OF DECISIONS YOU MUST MAKE/INFORMATION YOU MUST PROVIDE

1. PSI PENSION PLAN BENEFITS

(Suggestion: Check-off items as you complete them)

•	_____ Complete Retirement Agreement, Waiver and Release

•	Complete the attached Application for Program Benefits (pages 14 through 18)

_____	Decide on form of payment(s) and enter your decision(s) (pages 14, 15 & 16)

_____	Enter Joint Annuitant/Beneficiary Information (if appropriate) (page 17)

_____	Indicate Marital Status (page 17)

_____	Indicate Marital Status (page 17)

_____	Enter Payment Instructions for mailing/wire transfer of checks (page 17 and, if you elect a lump sum distribution, page 20). Any amounts that cannot be paid from the PSI Pension Plan but which are paid by the Company will be mailed directly to your home address.

•	Include copies of:

_____	Your birth certificate

_____	Beneficiary’s birth certificate—if Joint and Survivor Annuity elected

_____	Marriage license—if Joint and Survivor Annuity elected and spouse is beneficiary

_____	Spousal Waiver Form—Obtain spouse’s notarized consent if married and do not elect to receive your entire benefit (including retirement bonus) in a Joint and Survivor Annuity with your spouse as Joint Annuitant. (page 18)

_____	Decide if you wish to supply earnings to be used to calculate your Primary Social Security Benefit for Plan purposes. (page 19)

2.      TAX WITHHOLDING

•      Monthly Benefit Payments from the PSI Pension Plan—Decide if you wish to have tax withholding apply to your monthly benefit payments.

_____ Complete Form W-4P (the last page of your Program booklet)

•      Lump Sum Retirement Bonus/Lump Sum Payment of a Portion of Your Enhanced Monthly Benefits from the PSI Pension Plan—Decide if you wish to rollover the payment(s) directly to an IRA or have the payment(s) issued to you with mandatory 20% Federal income tax withholding.

_____ Complete Payment Instructions for Lump Sum Retirement Bonus/Lump Sum Payment of a Portion of Your Enhanced Monthly Benefits Form (page 20)

•      Payments from the Company—Appropriate taxes will automatically be withheld from payments made by the Company.

_____ Complete Form W-4 (If applicable)

3. CONTINUED BENEFITS COVERAGE

•      Medical and Prescription Plan Coverage

Opt to continue medical and prescription coverage or elect to receive $2,000 for opting out of coverage.

_____ Complete Application for Continued Benefits Coverage/Coverage Opt Out (page 21)

Forms to elect to continue dental, vision, and/or Health Care Spending Account coverage available under COBRA will be mailed to your home address by the Company’s COBRA Administrator, BCI.

Forms to elect to continue medical and prescription coverage available under COBRA following the completion of the 3-year continuation period will be mailed to your home address by the Company’s COBRA Administrator, BCI.

RETURN ALL MATERIAL INDICATED ABOVE TO VERONICA TOBIA (M-300)
NO LATER THAN JANUARY 23, 2006

PSI PENSION PLAN

RETIREMENT INCENTIVE PROGRAM

APPLICATION FOR PROGRAM BENEFITS

NAME _________________________________________     S.S.# _________________________________________

(PLEASE PRINT)

I voluntarily elect to participate in the Retirement Incentive Program and elect to retire from the employ of the Company on February 1, 2006. I hereby make application to receive the Program benefits in accordance with the PSI Pension Plan provisions under the Retirement Incentive Program.

FORM OF BENEFITS

RETIREMENT BONUS

I elect to receive my retirement bonus under the following form of payment: (Check only one)

[  ]      LUMP SUM

[  ]     MONTHLY BENEFIT payable in the annuity form specified below for enhanced monthly benefits (not available if you elect a lump sum payment of a portion of your enhanced monthly benefits).

ENHANCED MONTHLY BENEFITS

I elect to receive my enhanced monthly benefits under the following form of payment: (Check only # 1., # 2., or # 3.)

[  ] 1. ENTIRE BENEFIT AMOUNT IN A MONTHLY ANNUITY (Check only one of the four options below)

     [  ] LIFE ANNUITY: Benefits payable to me for my lifetime with all payments ceasing at my death.

     [  ] JOINT AND SURVIVOR ANNUITY: Benefits payable for my lifetime and, upon my death, payments will continue to my Joint Annuitant in the following percentage for the remainder of his or her life.

     Percent to Joint Annuitant (check one)      [  ] 100%       [  ] 66-2/3%       [  ] 50%

     [  ] PERIOD CERTAIN AND LIFE ANNUITY: Benefits payable for my lifetime and, upon my death, payments will continue to my Joint Annuitant for the remainder of the elected period certain.

      Option Periods (check one)       [  ] 60 months                              [  ] 120 months
                                                                    1/1/2011*                             1/1/2016*

* No payments are due Beneficiary if Retiree’s death occurs after this date and all payments cease to the Beneficiary on this date.

[  ] SOCIAL SECURITY LEVEL INCOME OPTION: Benefits payable for my lifetime with a greater amount paid prior to age 62 and a lesser amount paid after age 62. This option can only be elected if the retiree is under age 62 at retirement.

[  ] 2. BENEFIT ENHANCEMENT (THE INCREASE IN MY PENSION DUE TO THE PROGRAM) IN A LUMP SUM (A single sum payment equal to the present value of the benefit enhancement only. Once I receive the lump sum, no further payments from the Pension Plan attributable to the monthly benefit the lump sum represents are due me or my beneficiaries.)

PLUS

AN ANNUITY FOR THE BALANCE OF MY BENEFIT (Check only one of the four options below)

     [  ] LIFE ANNUITY: Benefits payable to me for my lifetime with all payments ceasing at my death.

     [  ] JOINT AND SURVIVOR ANNUITY: Benefits payable for my lifetime and, upon my death, payments will continue to my Joint Annuitant in the following percentage for the remainder of his or her life.

     Percent to Joint Annuitant (check one)      [  ] 100%       [  ] 66-2/3%       [  ] 50%

     [  ] PERIOD CERTAIN AND LIFE ANNUITY: Benefits payable for my lifetime and, upon my death, payments will continue to my Joint Annuitant for the remainder of the elected period certain.

      Option Periods (check one)       [  ] 60 months                              [  ] 120 months
                                                                    1/1/2011*                             1/1/2016*

* No payments are due Beneficiary if Retiree’s death occurs after this date and all payments cease to the Beneficiary on this date.

     [  ] SOCIAL SECURITY LEVEL INCOME OPTION: Benefits payable for my lifetime with a greater amount paid prior to age 62 and a lesser amount paid after age 62. This option can only be elected if the retiree is under age 62 at retirement.

[  ] 3. 50% OF MY TOTAL ENHANCED BENEFIT (INCLUDING THE BENEFIT ENHANCEMENT) IN A LUMP SUM (A single sum payment equal to the present value of 50% of my enhanced monthly benefit. Once I receive the lump sum, no further payments from the Pension Plan attributable to the monthly benefit the lump sum represents are due me or my beneficiaries.)

PLUS

AN ANNUITY FOR THE REMAINING 50% OF MY ENHANCED BENEFIT (Check only one of the four options below)

     [  ] LIFE ANNUITY: Benefits payable to me for my lifetime with all payments ceasing at my death.

     [  ] JOINT AND SURVIVOR ANNUITY: Benefits payable for my lifetime and, upon my death, payments will continue to my Joint Annuitant in the following percentage for the remainder of his or her life.

     Percent to Joint Annuitant (check one)       [  ] 100%       [  ] 66-2/3%       [  ] 50%

     [  ] PERIOD CERTAIN AND LIFE ANNUITY: Benefits payable for my lifetime and, upon my death, payments will continue to my Joint Annuitant for the remainder of the elected period certain.

      Option Periods (check one)       [  ] 60 months                              [  ] 120 months
                                                                    1/1/2011*                             1/1/2016*

* No payments are due Beneficiary if Retiree’s death occurs after this date and all payments cease to the Beneficiary on this date.

     [  ] SOCIAL SECURITY LEVEL INCOME OPTION: Benefits payable for my lifetime with a greater amount paid prior to age 62 and a lesser amount paid after age 62. This option can only be elected if the retiree is under age 62 at retirement.

SIGNATURE _________________________________   Date ______________________

APPLICATION FOR PROGRAM BENEFITS (CONT’D)

Name ____________________________________        S.S.# _________________________

JOINT ANNUITANT/BENEFICIARY INFORMATION (Please Print)

Name ____________________________     Date of Birth __________

Relationship ____________________________________    S.S.# _________________________

Address
_________________________________________________________________________________

_________________________________________________________________________________

_________________________________________________________________________________

MARITAL STATUS

Marital Status (check one):        Single __________     Married __________

PAYMENT INSTRUCTIONS

The address (Home or Bank) to which I would like my checks sent is:
_________________________________________________________________________________

_________________________________________________________________________________

_________________________________________________________________________________

For Wire Transfer to Bank: Bank Routing No. _______________  Account No. _____________

Indicate whether account is a checking or savings account:     Checking          Savings
        (Circle One)

I understand I must inform the Company of any change of instructions.

A copy of each of the items below must accompany this application:

•	Associate’s birth certificate

•	Beneficiary’s birth certificate (if Joint and Survivor Annuity elected)

•	Marriage license (if spouse is Joint Annuitant).

SIGNATURE _________________________________    Date ______________________

APPLICATION FOR PROGRAM BENEFITS (CONT’D)

SPOUSAL WAIVER FORM

SPOUSE’S ACKNOWLEDGMENT AND CONSENT TO ELECTION OF BENEFITS PAYABLE IN ANY FORM OTHER THAN JOINT AND SURVIVOR ANNUITY FORM WITH SPOUSE AS SURVIVOR ANNUITANT

RETIREE NAME___________________________________     S.S.# _________________________
(PLEASE PRINT)

I, _______________________________________, the spouse of the above named participant in the PSI Pension Plan, hereby
             (SPOUSE’s NAME—PLEASE PRINT)
acknowledge that I have read and understand my spouse’s election with regard to form(s) of benefit payments. I hereby consent to the form(s) of payment elected by my spouse (including any beneficiary designation). I understand that the entire benefit payable to my spouse from the PSI Pension Plan would otherwise be payable in the form of a Joint and Survivor Annuity under which I would be entitled to a monthly benefit for my life should my spouse die before me. I acknowledge that as a result of my consent, my spouse’s benefit will instead be paid in the form( s) elected by my spouse.

______________________________________ SIGNATURE OF SPOUSE	_________________________________ DATE

STATE _______________________________
COUNTY OF __________________________

On this ___________________ day of _____________________, 20 _____, before me personally came to me known who by me duly sworn, did depose and say that he/she resides at
____________________________________________________________________________
and is the spouse of __________________________________ and did sign the above Acknowledgment and Consent in my presence on the above date.

_____________________________________
NOTARY PUBLIC

PSI PENSION PLAN
PRIMARY SOCIAL SECURITY BENEFIT

NAME____________________________________   S.S.# _________________________
(PLEASE PRINT)

Your Primary Social Security Benefit used to calculate the benefit offset under the Pension Plan is the estimated Social Security old age insurance benefit payable to you at age 65 (or actual retirement, if later) under the law in effect when you retire or terminate employment. In determining this amount your wage history is determined by reference to tables which assume annual percentage changes in salary equal to those experienced nationally. If you participated in the SGC Profit Sharing Plan at any time between 1967 through 1972, your Primary Social Security Benefit will be computed assuming you had no earnings subject to Social Security taxes during any of the calendar year(s) from 1967 through 1972 in which you participated in the SGC Profit Sharing Plan. Under the Plan’s tables, the estimated Primary Social Security Benefit used to calculate your Pension Plan benefit is $_________ per month payable at age 65 (or actual retirement, if later).

You have the right, however, to have your Primary Social Security Benefit recomputed for Plan purposes on the basis of your actual Social Security earnings history. This may result in a greater Pension Plan benefit. If you wish to do so, you must return this form to the Pension Department within 30 days indicating that you will be supplying your actual year-by-year Social Security earnings history and then you must obtain your actual earnings history from the Social Security Administration and provide it to the Pension Department not later than June 9, 2006. If you do not do so, you will forfeit the right to provide your actual Social Security earnings history and your Primary Social Security Benefit will be calculated for purposes of your Pension Plan benefit using the Plan’s tables described above.

The calculation of your Primary Social Security Benefit is solely for purposes of determining your benefit under the Pension Plan. It does not affect your actual Social Security benefit.

Election:

I elect to have my Primary Social Security Benefit for purposes of determining my Pension Plan benefit calculated using
(Check one):

__________ PLAN’S TABLES    __________ SOCIAL SECURITY EARNINGS HISTORY

SIGNATURE _________________________________ Date ______________________

PSI PENSION PLAN—RETIREMENT INCENTIVE PROGRAM

PAYMENT INSTRUCTIONS FOR LUMP SUM RETIREMENT BONUS/LUMP SUM PAYMENT OF A PORTION OF YOUR ENHANCED MONTHLY BENEFIT PLEASE PRINT

Last Name First Name SS#
Mailing Address—Number and Street/City/State/Zip Code

I have read and understand the attached SPECIAL TAX NOTICE REGARDING PAYMENTS FROM THE PSI PENSION PLAN. I understand that my return of this form constitutes a waiver of any unused portion of the 30-day period available to me for considering my payment options.
(Complete Section A or B below):

A.     _____ DIRECT ROLLOVER OF LUMP SUM RETIREMENT BONUS/LUMP SUM PAYMENT OF A PORTION OF MY ENHANCED MONTHLY BENEFIT as follows: (Complete 1 or 2 below + Complete 3)

_____ 1. I hereby elect a direct rollover of ALL of the lump sum retirement bonus/lump sum payment of a portion of my enhanced monthly benefit which qualifies as an eligible rollover distribution to the traditional individual retirement account or annuity (“IRA”) or employer plan I have specified in A.3. below.

_____ 2. I hereby authorize Direct Rollover of $ _________ of the lump sum retirement bonus/lump sum payment of a portion of my enhanced monthly benefit which qualifies as an eligible rollover distribution, with the remainder of my eligible rollover distribution paid directly to me. I understand that the portion paid to me will be subject to 20% mandatory federal income tax withholding and may be subject to a 10% penalty tax.

_____ 3. The Direct Rollover will be made payable to:

______ Traditional IRA or _____ Eligible Employer Plan

_____________________________________________________
Name of Institution/Retirement Plan/Account #, if applicable

B.     _____ LUMP SUM RETIREMENT BONUS/LUMP SUM PAYMENT OF A PORTION OF MY ENHANCED MONTHLY BENEFIT PAID TO ME DIRECTLY SUBJECT TO 20% WITHHOLDING—I hereby elect to have the entire amount of my eligible rollover distribution paid directly to me. I understand that this amount will be subject to 20% mandatory Federal income tax withholding and may be subject to a 10% penalty tax.

I understand that if I return this form without providing the Pathmark Pension Department my actual earnings history, I am waiving my right to have my Plan benefit calculated using my actual Social Security earnings history.

Signature __________________________________    Date _____________________________

RETIREMENT INCENTIVE PROGRAM
APPLICATION FOR CONTINUED BENEFITS COVERAGE

              (Check one)

_____	I opt to continue my existing Medical and Prescription Plan coverage [Note: You are eligible to drop either Medical or Prescription or reduce (only) the level of coverage (e.g. From Single + 1 to Single only coverage) at any time during the Program-provided continuation period] through December 31, 2008 (or age 65, if earlier), as provided under the Retirement Incentive Program. By so doing, I understand that I will be billed for the coverage on a quarterly basis and agree to reimburse the Company based on the table below:

$330.00	Single coverage

$540.00	Single + 1 coverage

$690.00	Family coverage

_____	I opt to decline continued medical and prescription coverage and instead elect to receive a $2,000 lump sum payment (before tax withholding) from the Company.
This option can only be elected if you had not previously opted out of Medical coverage.

               I understand that my election is irrevocable.

SIGNATURE _________________________________    Date ______________________